UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2021

PCSB Financial Corporation

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-38065	81-4710738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2651 Strang Blvd., Suite 100, Yorktown Heights, NY		10598
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (914) 248-7272

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PCSB	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07Submission of Matters to a Vote of Security Holders.

PCSB Financial Corporation (the “Company”) held its annual meeting of stockholders on October 27, 2021.  The final voting results on each matter submitted to a vote of stockholders are as follows:

1.	The following individuals were elected as directors of the Company, each to serve for a three-year term or until his or her successor is duly elected and qualified, by the following vote:

Name	For	Withheld	Broker Non-Votes
Jeffrey D. Kellogg	7,336,688	3,905,797	2,153,419
Robert C. Lusardi	8,641,030	2,601,455	2,153,419
Matthew G. McCrosson	8,909,874	2,332,611	2,153,419

2.	The appointment of Crowe LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022 was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
13,215,404	140,919	39,581	0

Item 7.01     Regulation FD Disclosure

On October 27, 2021, the Company delivered a shareholder presentation with information about the Company. The shareholder presentation is attached as Exhibit 99.1. The shareholder presentation is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

Exhibit Number	Description

99.1	Shareholder Presentation dated October 27, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PCSB Financial Corporation

Date: October 28, 2021	By:	/s/ Jeffrey M. Helf
Jeffrey M. Helf
Senior Vice President and Chief Financial Officer

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